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                                                                   EXHIBIT 10.54


                       FORM OF COMPANY AFFILIATE AGREEMENT


                                  April 2, 1998



Corsair Communications, Inc.
3408 Hillview Avenue
Palo Alto, CA  94304
Attention:  Mary Ann Byrnes, CEO


                           Company Affiliate Agreement

Ladies and Gentlemen:

               Reference is made to the Agreement and Plan of Reorganization, dated as of April 2, 1998 (the "Reorganization Agreement"; capitalized terms used and not otherwise defined herein are used herein as defined in the Reorganization Agreement), among Corsair Communications, Inc, a corporation organized under the laws of the State of Delaware ("Parent"), SCI Acquisition Corporation, a corporation organized under the laws of the State of Delaware ("Merger Sub") and a direct wholly owned subsidiary of Parent, and Subscriber Computing, Inc., a corporation organized under the laws of the State of Delaware (the "Company").

               Pursuant to the terms of the Reorganization Agreement, at the Effective Time, outstanding shares of Company Capital Stock will be converted into and become exchangeable for shares of Parent Common Stock on the basis set forth in the Reorganization Agreement.

               The undersigned has been advised that as of the date hereof he may be deemed to be an "affiliate" of the Company, as such term is defined for purposes of paragraphs (c) and (d) of rule 145 ("Rule 145") of the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act").

               The undersigned has been advised that as of the date hereof he may be deemed to be an "affiliate" of Company, as such term is used in and for purposes of Accounting Series Releases 130 and 135, as amended, and Staff Accounting Bulletins 65 and 76, of the Commission.


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               The undersigned understands that the representations, warranties and covenants set forth herein will be relied upon by Parent, stockholders of Parent, the Company and other stockholders of the Company and their respective counsel and accounting firms.

               The undersigned hereby represents and warrants to and agrees with Parent that:

                      1. The undersigned has full power and authority to execute and deliver this letter agreement and to make the representations and warranties set forth herein and to perform his obligations hereunder;

                      2. The undersigned has carefully read this letter agreement and the Reorganization Agreement and, to the extent the undersigned felt necessary, discussed the requirements of such documents and other applicable limitations upon his ability to sell, transfer, pledge or otherwise dispose of Parent Common Stock with his counsel or counsel for the Company;

                      3. The undersigned is the beneficial owner of (has sole or shared voting or investment power with respect to) the shares of Company Capital Stock and options or warrants to purchase Company Capital Stock specified beneath his name on the signature page hereto (the "Company Securities"). Except for the Company Securities, the undersigned does not own beneficially any shares of Company Capital Stock or any other equity securities of the Company or any options, warrants or other rights to acquire any equity securities of the Company;

                      4. The undersigned will not make any sale, transfer, pledge or other disposition of Parent Common Stock in violation of the Securities Act or the Rules and Regulations;

                      5. The undersigned has been advised that the issuance of Parent Common Stock to the undersigned in connection with the Merger has been or will be registered with the Commission under the Securities Act on a Registration Statement on Form S-4. However, the undersigned has also been advised that, since at the time the Merger was or will be submitted for a vote of the stockholders of the Company the undersigned may be deemed to be or have been an affiliate of the Company, the undersigned may not sell, transfer, pledge or otherwise dispose of Parent Common Stock issued to him in the Merger unless (i) such sale, transfer, pledge or other disposition has been registered under the Securities Act, (ii) such sale, transfer, pledge or other disposition is made in conformity with the volume and other limitations of Rule 145 or
        (iii) in the opinion of counsel reasonably acceptable to Parent, such sale, transfer, pledge or other disposition is otherwise exempt from registration under the Securities Act;

                      6. Except as set forth in the Reorganization Agreement, the undersigned understands that Parent is under no obligation to register the sale,


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        transfer, pledge or other disposition of Parent Common Stock by the undersigned or on his behalf under the Securities Act or to take any other action necessary in order to make compliance with an exemption from such registration available;

                      7. The undersigned also understands that stop transfer instructions will be given to Parent's transfer agents with respect to Parent Common Stock issued to him and that there will be placed on the certificates for Parent Common Stock issued to him, or any substitutions therefor, a legend stating in substance:

                      "THE SECURITIES EVIDENCED BY THIS CERTIFICATE WERE ISSUED
               IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, APPLIES. THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, AND NO REGISTRATION OF TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE ISSUER, UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSAL IS (A) IN ACCORDANCE WITH THE PROVISIONS OF RULE 145, (B) IN CONNECTION WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR (C) IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT, THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ANY APPLICABLE STATE SECURITIES LAWS."

                      8. The undersigned also understands that, unless the sale, transfer, pledge or other disposition by him of Parent Common Stock issued to him has been registered under the Securities Act or is a sale made in conformity with the provisions of Rule 145, Parent reserves the right to put the following legend on the certificates issued to any transferee of the undersigned:

                      "THE SECURITIES EVIDENCED BY THIS CERTIFICATE WERE
               ACQUIRED FROM A PERSON WHO RECEIVED SUCH SHARES IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, APPLIES, AND WERE NOT ACQUIRED BY THE HOLDER WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, AND NO REGISTRATION OF TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE


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               ISSUER, UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE,
               HYPOTHECATION OR OTHER DISPOSAL IS MADE IN CONNECTION WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT, THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ANY APPLICABLE STATE SECURITIES LAWS";

                      9. Any other provisions of this letter agreement to the contrary notwithstanding, during the 30-day period immediately preceding the Effective Time, the undersigned has not engaged and will not engage, and after the Effective Time until such time as results covering at least 30 days of combined operations of the Company and Parent have been published by Parent, in the form of a quarterly earnings report, an effective registration statement filed with the Commission, a report to the Commission on Form 10-K, 10-Q, or 8-K, or any other public filing or announcement which includes such combined results of operations, the undersigned will not engage (except to the extent allowed by SEC Staff Accounting Bulletin 76), in any sale, exchange, transfer, pledge, disposition of or grant of any option, the establishment of any "short" or put-equivalent position with respect to or the entry into or any similar transaction intended to reduce the risk of the undersigned's ownership of or investment in, any of the following:

                         a. any Company Capital Stock or Parent Common Stock; or

                         b. any shares of Company Capital Stock or Parent Common
                      Stock or any other equity securities of Parent which the undersigned purchases or otherwise acquires after the execution of this letter agreement;

                      10. As promptly as practicable after the Effective Time, Parent will publish results covering at least 30 days of combined operations of the Company and Parent in the form of a quarterly earnings report, an effective registration statement filed with the Commission, a report to the Commission on Form 10-K, 10-Q, 8-K, or any other public filing or announcement which includes such combined results of operations; provided, however, that Parent will be under no obligation to publish any such financial information other than with respect to a fiscal quarter of Parent.

                      11. Except to the extent written notification to the contrary is received by Parent from the undersigned prior to the Merger, the representations contained herein will be true, complete and correct at all times from the date hereof through the Closing Date; and

                      12. The undersigned currently intends to vote all Company Capital Stock held by him in favor of the Merger.


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               Execution of this letter should not be considered an admission on the part of the undersigned that he is an affiliate of the Company as described above, or as a waiver of any rights the undersigned may have to object to any claim that he is such an affiliate on or after the date of this letter. This Company Affiliate Agreement may be executed in one or more counterparts, each of which when executed and delivered, shall be deemed to be an original but all of which taken together shall constitute one and same agreement.

                                Very truly yours,


                                __________________________________________
                                [AFFILIATE]


                                By:_______________________________________
                                     Name:________________________________
                                     Title:_______________________________


Number of shares of Company Capital Stock beneficially owned:

                               Common Stock:_____________________________

       Series A Convertible Preferred Stock:_____________________________

       Series B Convertible Preferred Stock:_____________________________

Number of shares of Company Capital Stock subject to options, warrants or other rights to acquire Company Capital Stock beneficially owned:

                               Common Stock:_____________________________

       Series A Convertible Preferred Stock:_____________________________

       Series B Convertible Preferred Stock:_____________________________



ACCEPTED AND AGREED as of April 2, 1998:

CORSAIR COMMUNICATIONS, INC.


By:_____________________________
     Name: Mary Ann Byrnes
     Title: President and Chief Executive Officer


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